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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 13, 2002 included in this annual report on Form 10-K, into the Company's previously filed Registration Statement No. 333-75559, No. 33-18793, No. 333-62581 and No. 333-84714.

                                                       /s/ Arthur Andersen LLP
Boston, Massachusetts
May 31, 2002